EXHIBIT 10.2

EXECUTION COPY

AMENDMENT NO. 3 TO SECOND AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (the “Amendment”), dated as of August 27, 2014, among ANIXTER RECEIVABLES CORPORATION, a Delaware corporation (the “Seller”), ANIXTER INC., a Delaware corporation (“Anixter”), as the initial Servicer, each financial institution party hereto as a Financial Institution, CHARIOT FUNDING LLC (successor by merger to Falcon Asset Securitization Company LLC) (“Chariot”), as a conduit, (the “Conduit”), SUNTRUST ROBINSON HUMPHREY, INC. (“SunTrust”) and JPMORGAN CHASE BANK, N.A. (“J.P. Morgan”), as managing agents (collectively, the “Managing Agents” and each individually, a “Managing Agent”) and J.P. Morgan, as agent for the Purchasers (the “Agent”).

W I T N E S S E T H:

WHEREAS, the Seller, Anixter, the Financial Institutions, the Conduit, the Managing Agents and the Agent are parties to that certain Second Amended and Restated Receivables Purchase Agreement, dated as of May 31, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”); and

WHEREAS the parties hereto desire to amend the Agreement on the terms and conditions set forth below;

NOW THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

SECTION 2. Amendment to the Agreement. Clause (l) of Section 9.1 of the Agreement is hereby amended and restated in its entirety to read as follows:

“(l) The Leverage Ratio as of the last day of any Fiscal Quarter shall be greater than 3.50 to 1.00.”

SECTION 3. Representations and Warranties of the Seller Parties. In order to induce the parties hereto to enter into this Amendment, each of the Seller Parties represents and warrants to the Agent and the Purchasers, as to itself, that:

(a) The representations and warranties of such Seller Party set forth in Section 5.1 of the Agreement, as hereby amended, are true, correct and complete on the date hereof as if made on and as of the date hereof and there exists no Amortization Event or Potential Amortization Event on the date hereof, provided that in the case of any representation or warranty in Section 5.1 that expressly relates to facts in existence on an earlier date, the reaffirmation thereof under this Section 3(a) shall be made as of such earlier date.

(b) The execution and delivery by such Seller Party of this Amendment has been duly authorized by proper corporate proceedings of such Seller Party and this Amendment, and the Agreement, as amended by this Amendment, constitutes the legal, valid and binding obligation of such Seller Party, enforceable against such Seller Party in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws of general applicability affecting the enforcement of creditors’ rights generally.

SECTION 4. Ratification. The Agreement, as amended hereby, is hereby ratified, approved and confirmed in all respects.

SECTION 5. Reference to Agreement. From and after the effective date hereof, each reference in the Agreement to “this Agreement”, “hereof”, or “hereunder” or words of like import, and all references to the Agreement in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature shall be deemed to mean the Agreement, as amended by this Amendment.

SECTION 6. CHOICE OF LAW. THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING, BUT NOT LIMITED TO, 735 ILCS SECTION 105/5-1 ET SEQ., BUT OTHERWISE WITHOUT REGARD TO THE CONFLICTS OF LAW PROVISIONS) OF THE STATE OF ILLINOIS.

SECTION 7. Execution of Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed signature page of this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first written above:

ANIXTER RECEIVABLES CORPORATION, as the Seller

By:	/s/ Rod Shoemaker
Name:	Rod Shoemaker
Title:	SVP - Treasurer

ANIXTER INC., as the initial Servicer

By:	/s/ Rod Shoemaker
Name:	Rod Shoemaker
Title:	SVP - Treasurer

Signature Page to

Amendment No. 3 to Second Amended and Restated Receivables Purchase Agreement

CHARIOT FUNDING LLC, as a Conduit and as a Financial Institution

By:	JPMorgan Chase Bank, N.A., its attorney-in-fact

By:	/s/ Faika Farhana
Name:	Faika Farhana
Title:	Vice President

JPMORGAN CHASE BANK, N.A., as a Managing Agent and as Agent

By:	/s/ Faika Farhana
Name:	Faika Farhana
Title:	Vice President

Signature Page to

Amendment No. 3 to Second Amended and Restated Receivables Purchase Agreement

SUNTRUST BANK, as a Financial Institution

By:	/s/ Michael Peden
Name:	Michael Peden
Title:	Vice President

SUNTRUST ROBINSON HUMPHREY, INC., as a Managing Agent

By:	/s/ Michael Peden
Name:	Michael Peden
Title:	Vice President

Signature Page to

Amendment No. 3 to Second Amended and Restated Receivables Purchase Agreement